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                                                                   EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 6, 2000, except for Note 14, which is as of September 26, 2000, relating to the financial statements and financial statement schedule, which appear in Ciphergen Biosystems, Inc.'s Registration Statement on Form S-1.


/s/ PricewaterhouseCoopers LLP

San Jose, California
January 10, 2001